UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Event Earliest Reported): November 29, 2010 (November 29, 2010)

Axiologix Education Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-161321	61-1585332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Scarborough Dr., Suite 308E
Egg Harbor Township, NJ 08234
(Address of principal executive offices)

(609) 646-2005
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of Material Definitive Agreement.

On November 29, 2010, we terminated our Investment Agreement with Dutchess Opportunity Fund II, L.P.  Prior to termination, we had not sold any shares of our common stock to Dutchess pursuant to the Investment Agreement.

In connection with the preparation of the Investment Agreement, we had issued Dutchess 454,545 shares of our common stock. Those shares will be retained by Dutchess.   We incurred no penalties in connection with the termination of the Investment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2010	Axiologix Education Corporation
a Nevada corporation

By: /s/ John P. Daglis
Name: John P. Daglis
	Title:	President, Chief Executive Officer, Treasurer,
Principal Accounting Officer, Chief Financial
Officer and Director